Exhibit 99.2

Question & Answer

4th Quarter 2012 Earnings Call  January 25, 2013 Western Alliance Bancorporation (NYSE: WAL) 2 oIncome Statement  –Net income of $32.1 million, up 107.1% from $15.5 million in Q3 2012 and more than quadruple the $7.1 million in Q4 2011  –Earnings per share of $0.37, up 105.6% from $0.18 in Q3 2012 and five times the $0.07 in Q4 2011 –Net income of $18.9 million, excluding the $14.8 million net effect from transactions (including bargain purchase option), $1.9 million securities gain, $0.9 million legal settlement gain, $5.6 million accrued disposition costs related to affinity credit card services, and $1.2 million large loan prepayment fee  –Net interest income of $77.4 million, up 7.7% from $71.9 million in Q3 2012 and up 12.8% from $68.7 million in Q4 2011  –Net interest margin of 4.55%, compared to 4.41% in Q3 2012 and 4.51% in Q4 2011  –Pre-tax, pre-provision income of $36.8 million, an increase from $33.4 million in Q3 2012 and from $31.5 million in Q4 20111  –Acquisition of Western Liberty Bancorp with assets of $195.5 million and bargain purchase option gain of $17.6 million  oBalance Sheet  –Total loans of $5.71 billion, up $376 million from $5.33 billion in Q3 2012 and $929 million from $4.78 billion Q4 2011  –Total deposits of $6.46 billion, up $293 million from $6.16 billion in Q3 2012 and $797 million from $5.66 billion in Q4 2011  –Tier 1 Leverage Ratio of 10.1% and Total Risk Based Ratio of 12.6% vs. 9.8% and 12.6% respectively in Q4 20112  oAsset Quality  –Provision expense of $11.5 million, compared to $8.9 million in Q3 2012 and $13.1 million in Q4 2011  –Net loan charge-offs of $13.5 million or 0.99% of average total loans, annualized, up from 0.70% or $9.0 million in Q3 2012 and down from 1.24% or $14.1 million in Q4 2011  –Non-performing assets/total assets of 2.41%, an improvement from 2.72% in Q3 2012 and 2.66% in Q4 2011 Q4 2012 Financial Highlights  (1) Excludes securities and goodwill impairment, mark-to-market gains/losses, gains/losses on sale of investment securities and repossessed assets, and merger related expenses . (2) Capital ratios are estimates until Call Reports are filed. 3 Update on Western Liberty Acquisition oThe Western Liberty Bancorp (WLBC) acquisition closed on October 17  •The acquisition increased total assets by $195.5 million, loans by $91 million, and deposits by $117 million  •The acquisition cost was $27.5 million cash and 2,966,236 shares of WAL stock  • WAL recorded a net purchase gain of $14.8 million  oThe accelerated integration process proceeded smoothly and seamlessly  •The integration teams relied on thorough pre-acquisition due diligence and completed the process in less than 90 days with virtually no customer complaints  oThe successful acquisition provides a template of repeatable processes in due diligence, project management, and integration which will facilitate future acquisitions  4 Loans Loan Growth of $929 Million Year Over Year  Loan Portfolio Composition, Q4 2011 through Q4 2012  $1,337  $1,436  $1,574 $1,756 $1,948  $1,252 $1,290 $1,310  $1,331  $1,397  $1,294 $1,359 $1,434  $1,401 $1,500 $516  $493  $486  $465 $471 $382  $348 $361 $380  $394  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Commercial  CRE, Owner Occupied CRE, Non-Owner Occupied Construction & Land  Residential and Consumer 34% 8%  26%  25%  7% $ in millions   $4,780 $4,926 $5,165   $5,333 $5,709  Growth   +146   +239  +168   +$376  33% 9% 26%  25%  7%  •$91 million (9.8% of total YOY growth) from Western Liberty acquisition  •Increase in commercial loans from 33% to 34% of the portfolio since Q4 11  •Commercial real estate loans flat at 51% of the portfolio Highlights 5 Deposits  $1,558 $1,758 $1,842  $1,841  $1,933  $2,167 $2,224  $2,438  $2,541 $2,574 $482  $527  $540  $515 $582  $1,451  $1,390 $1,180 $1,265  $1,366  Q4 - 11 Q1-12 Q2-12 Q3-12 Q4-12   $5,658 $5,899   $6,001   $6,162 $6,455 Growth  +241  +102   +161   +293  MMDA NOW  CDs  Non-Int Bearing DDA 8% 41%  30%  21%  Deposit Growth of $797 Million Year Over Year  Deposit Portfolio Composition, Q4 2011 through Q4 2012  $ in millions  9% 40% 31%  20%  •$117 million (14.7% of total YOY growth) from Western Liberty acquisition  •Increase in DDA deposits from 40% to 41% of the portfolio  •Deposit loss as a result of TAG expiration seen as nominal Highlights 6 Q4 2012 WAL Consolidated Balance Sheet  Consistent Asset Growth •Assets grew 11.4% or $778 million from Q4 11 to Q4 12  •Shareholders’ Equity grew 18.5% or $122 million during the same period  •Tangible Book Value/Share grew 19.9% from $5.63 to $6.84  •Affinity credit card assets of $31.1 million reclassed to held for sale   7 Western Alliance Bank (1) Reported on a tax-equivalent basis. (2) Operating expenses exclude goodwill impairment, merger-related expenses and gains/losses on sale of repossessed assets. (3) Excludes securities and goodwill impairment, mark-to-market gains/losses, gains/losses on sale of investment securities and repossessed assets, and merger-related expenses.  $ in millions $5.6  $9.8  $7.8  $8.8 $10.4  1.05% 1.77%  1.34% 1.47%  1.63%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Net Income($) and ROA(%)   Pre Tax Pre Provision Income($)3 and Pre Pre ROA(%)   Net Interest Income($) and Net Interest Margin(%)1   Operating Expense($)2 and Efficiency Ratio(%)    $11.7  $11.5 $11.7  $11.9  $12.9  47.8% 45.8%  44.2% 45.9%  45.2% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $10.3  $12.3  $13.1  $14.1 $15.2  2.29% 2.36%  2.41% 2.30%  2.42%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $22.5  $23.1 $24.1  $24.5 $26.7  4.54% 4.47%  4.46%  4.56%  4.58% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 8 Torrey Pines Bank (1) Reported on a tax-equivalent basis. (2) Operating expenses exclude goodwill impairment, merger-related expenses and gains/losses on sale of repossessed assets. (3) Excludes securities and goodwill impairment, mark-to-market gains/losses, gains/losses on sale of investment securities and repossessed assets, and merger-related expenses.  $ in millions $5.9  $5.8  $5.3 $6.4  $5.2  1.31% 1.28%  1.13% 1.30%  0.70%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $11.1 $11.1  $11.1  $11.1 $11.1  51.0% 49.0%  48.2%  48.5% 46.3%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $10.6  $11.4 $11.4  $11.8 $12.2  2.55%  2.62% 2.53%  2.43%  2.52% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $20.6  $21.2 $21.4  $21.8  $22.2 5.26%  5.19%  5.16% 5.18%  5.05% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Net Income($) and ROA(%)*   Pre Tax Pre Provision Income($)3 and Pre Pre ROA(%)   Net Interest Income($) and Net Interest Margin(%)1   Operating Expense($)2 and Efficiency Ratio(%) * Excludes discontinued operations 9 Bank of Nevada (1) Reported on a tax-equivalent basis. (2) Operating expenses exclude goodwill impairment, merger-related expenses and gains/losses on sale of repossessed assets. (3) Excludes securities and goodwill impairment, mark-to-market gains/losses, gains/losses on sale of investment securities and repossessed assets, and merger-related expenses.  $ in millions $1.2  $1.0  $3.8  $5.8 $7.6  0.16% 0.13%  0.53% 0.79%  0.99%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $17.3  $17.1 $17.4  $16.7 $16.8  54.0% 52.8%  54.4%  52.1%  48.0% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $13.9  $14.4 $13.7  $14.2 $16.7  1.92%  2.00%  1.92% 1.93%  2.21% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $27.7  $27.8 $27.5  $27.7  $30.1  4.31% 4.37%  4.32% 4.28%  4.50% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Net Income($) and ROA(%)   Pre Tax Pre Provision Income($)3 and Pre Pre ROA(%)   Net Interest Income($) and Net Interest Margin(%)1   Operating Expense($)2 and Efficiency Ratio(%)   10 Q4 2012 WAL Consolidated Financial Results Consistent Earnings Growth  • Net income more than quadruple prior year  •Total revenue increased steadily through the year  •Net Income of $18.9 million, after $14.8 net effect of transactions, $1.9 securities gains, $0.9 million legal settlements, $5.6 accrued disposition costs, and $1.2 loan prepayment   11 Components of Changes in Earnings Per Share  $0.20  $0.04  ($0.01)  ($0.01)  $0.22  $0.15  ($0.04) $0.04 $0.37  Q3 2012 Op EPS NII Prepay Fees Op Exp Q4 2012 Op EPS WLB Merger Affinity Cards Other Gains EPS Q4 2012  EPS Walkforward Q3 2012 – Q4 2012  12 WAL Consolidated Financial Metrics  (1) Reported on a tax-equivalent basis. (2) Operating expenses exclude goodwill impairment, merger-related expenses and gains/losses on sale of repossessed assets. (3) Excludes securities and goodwill impairment, mark-to-market gains/losses, gains/losses on sale of investment securities and repossessed assets, and merger-related expenses.  $ in billions except NII in millions $7.1  $11.3 $14.0  $15.5  $32.1  0.42%  0.67%  0.80% 0.85%  1.68% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $42.8  $44.2  $44.5  $43.9  $45.8  56.5% 57.0%  56.4% 54.9%  53.5%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $31.5  $31.7  $32.1  $33.4 $36.8  1.64% 1.88%  1.83%  1.83%  1.94%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $68.7  $70.1 $70.8  $71.9 $77.5  4.51%  4.53%  4.46%  4.41%  4.55% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Net Income($) and ROA(%)   Pre Tax Pre Provision Income($)3 and Pre Pre ROA(%)   Net Interest Income($) and Net Interest Margin(%)1   Operating Expense($)2 and Efficiency Ratio(%)   13  WAL Consolidated Net Interest Margin Drivers  $4.1 $4.2  $4.1 $4.2  $4.5  0.54%  0.46%  0.40%  0.38% 0.35%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Interest Bearing Deposits and Cost of Funds Loans and Yield   Cash and Short Term Investments   Total Investments and Yield $1.49  $1.42  $1.40 $1.34  $1.24 3.01%  3.13%  3.15%  3.17%  3.25%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $4.8 $4.9  $5.2 $5.3  $5.7  5.84%  5.68%  5.50%  5.42% 5.60%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  $155 $180  $179  $168  $205  $125  $97 $81  $161 $267  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Short-Term Investments Cash 14 -$20  $144  $389  $492 -$47 -$44  $10  $4  $0  1 2 3 4 5 6 7 8 9 Change by Loan Grade 2011 - 2012 Pass Watch  Classified  Composition of Pass Credits 12/31/11  Grade 1, 1.3%  Grade 2, 4.9%  Grade 3, 16.2%  Grade 4, 35.4%  Grade 5, 42.3%  Grade 1, 0.7% Grade 2, 6.7% Grade 3, 20.5%  Grade 4, 38.2%  Grade 5, 33.9%  Composition of Pass Credits 12/31/12  Pass Credits and Loan Grades 12/31/11 – 12/31/12  $ in millions  Wtd Grade 4.33 Wtd Grade 4.16 15 $89  $81 $77 $78  $77  $93  $104  $105  $123  $106 $112 $98  $136  $114  $111  $147 $133 $92  $100  $104  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Repossessed Assets  Non-Performing Loans  Classified Accruing Loans  Watch Loans $441  $416 $410 $415  $398  Problem Loans and Repossessed Assets(1)  (1) Classified Accruing Loans are reported net of loans already counted as NPAs.  Note: Accruing TDR’s total $84.6 million as of 12/31/2012  $ in millions 16 1.24%  1.18%  1.11%  0.70%  0.99% Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Affinity Card Mark to Fair Value ($2.6 mil and 19 bps increase to NCO rate) WAB TPB BON Charge-Off Rate  $4.0 $0.7  $3.3  $3.0  $4.2  $9.1  $12.4  $10.0 $6.0 $7.3  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Other Allocated Provision Net Growth Provision  Net Charge-Offs and Provision Q4 2011 – Q4 2012  Net Charge-Offs and Charge-Off Rate Q4 2011 – Q4 2012  $14.1  $14.1  $9.0 $14.0  Loan Provision Q4 2011 – Q4 2012  $13.1  $13.1  $13.3  $9.0  $11.5  $13.5 17 80.0%  Charge-Offs by Vintage and Remaining Balances(1)  Cumulative Charge-Offs 2000 - 2012  Loan Balances Outstanding 2000 - 2012 2004 - 2008  2009 - 2012   67.6% $3,825 1.5%  $6 95.3%  $366 30.0% $1,699  (1) Excludes $52.5 million in pre-2000 loans  2000 - 2003  3.1% $12  2.4% $133  18 2003-2012 Investor CRE & Construction: Year of Origination and Charge-Off  $ in millions  WAL has not incurred any losses on Investor CRE and Construction loans originated since 2008  19 Regulatory Capital Q4 2011 – Q4 2012  Tangible Book Value/Share  8.1%  8.1%  8.0% 8.1%  8.6%  11.3%  11.3%  11.0%  11.0%  11.3%  12.6% 12.5%  12.3%  12.3%  12.6%  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Tier 1 Common Tier 1 RBC Total RBC  $5.63  $5.79  $6.01  $6.35 $6.84  Q4-11 Q1-12 Q2-12 Q3-12 Q4-12  Tier 1 Common, Tier 1, and Total Risk Based Capital 20 oCentennial is a one-branch $582 million asset bank (ILC) located in Fountain Valley, CA (Orange County)  –Its business is focused on the origination of brokered commercial real estate loans in Arizona, California and Nevada  –It was previously owned by LandAmerica Financial Group (filed for bankruptcy protection in November 2008)  o Aggregate transaction value is $57.5 million (plus assumption of Centennial’s transaction expenses of up to $1.0 million) in an all-cash deal  oBankruptcy estate to retain $12.7 million loans not acquired  oAnticipated closing date is late Q1 2013   Proposed Acquisition of Centennial Bank 21 oLoan and deposit growth  oNet interest margin  oEfficiency ratio  oAsset quality  oAcquisition integration Outlook 1st Quarter 2013 22  Question & Answer 23 This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors listed in the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.  Forward-Looking Information